UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 11, 2025

System1, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39331	92-3978051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4235 Redwood Avenue Los Angeles, California		90066
(Address of principal executive offices)		(Zip Code)

(310) 924-6037
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3 – Securities and Trading Markets

Item 3.03 Material Modification of Rights to Security Holders.

To the extent required by this Item 3.03 of this Current Report on Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Section 5 – Corporate Governance and Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation or Bylaws

Following the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) of System1, Inc. (the “Company”) held on June 10, 2025, the board of directors of the Company (the “Board”), after approval by a vote of security holders at the 2025 Annual Meeting as discussed under Item 5.07 of Company’s Current Report on Form 8-K filed June 10, 2025, approved a 1-for-10 reverse stock split (the “Reverse Stock Split”) of all issued and outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and Class C common stock, par value $0.0001 per share (“Class C Common Stock” and, together with Class A Common Stock, “Common Stock”). The Company filed a certificate of amendment (the “Certificate of Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, and the Company expects that its Class A Common Stock will begin trading on a split-adjusted basis at market open on June 12, 2025 under the existing symbol “SST” and new CUSIP number 87200P 208.

The Reverse Stock Split will not change the par value of the Common Stock or the authorized number of shares of Common Stock. All outstanding securities entitling their holders to purchase shares of Common Stock or acquire shares of Common Stock, including stock options, restricted stock units, stock appreciation rights and warrants, will also be adjusted as a result of the Reverse Stock Split, as required by the terms of those securities.

The foregoing description of the Certificate of Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated by reference into this Item 5.03.

Section 8 - Other Events

Item 8.01 Other Events.

On June 11, 2025 the Company issued a press release announcing that the Reverse Stock Split is to become effective at 5:00 p.m. Eastern Time on June 11, 2025 and other matters related to the Reverse Stock Split, including that the Company’s Class A Common Stock will begin trading on a split-adjusted basis at market open on June 12, 2025 under the existing symbol “SST” and new CUSIP number 87200P 208.

A copy of the press release announcing these matters is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 8.01.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of System1, Inc.
99.1	Press Release, dated June 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date:	June 11, 2025	By:	/s/ Daniel J. Weinrot
		Name:	Daniel J. Weinrot
		Title:	General Counsel & Corporate Secretary
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